Exhibit 99.3

Financial Trends
Second Quarter 2025
July 23, 2025

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Trace Stegeman
Senior Financial Analyst, Investor Relations
(312) 630-1428 or trace.stegeman@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Second Quarter 2025 earnings press release, 2024 Annual Report to Shareholders and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Reporting Segment Results	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2024				2025
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
						Profitability:
	$1,209.3	$1,545.3	$1,336.0	$1,107.3	$2,031.1	Net Income	$214.7	$896.1	$464.9	$455.4	$392.0	$421.3
						Earnings Allocated to Common and Potential
	1,141.0	1,490.6	1,282.4	1,053.9	1,972.4	Common Shares	196.1	884.3	445.0	447.0	372.2	412.8

	$5.48	$7.16	$6.16	$5.09	$9.80	Basic Earnings Per Share	$0.96	$4.35	$2.23	$2.27	$1.91	$2.14
	5.46	7.14	6.14	5.08	9.77	Diluted Earnings Per Share	0.96	4.34	2.22	2.26	1.90	2.13
	(18%)	31%	(14%)	(17%)	92%	Diluted EPS Growth over Previous Year	(37%)	179%	49%	N/M	99%	(51%)

	11.2%	13.9%	12.7%	10.0%	17.4%	Return on Average Common Equity	7.3%	31.2%	15.4%	15.3%	13.0%	14.2%

	27.1%	31.5%	26.6%	22.3%	32.3%	Profit Margin (pre-tax) (FTE)(1)	18.0%	43.4%	30.8%	30.7%	27.1%	28.4%
	19.7%	23.8%	19.6%	16.2%	24.4%	Profit Margin (after-tax) (FTE)(1)	13.0%	32.9%	23.5%	23.1%	20.1%	21.0%

	75.9%	78.2%	71.6%	70.1%	73.5%	Noninterest Income to Total Revenue (FTE)(1)	67.6%	80.5%	71.2%	70.8%	70.5%	69.3%

	65.1%	67.1%	65.1%	63.9%	56.8%	Trust Fees to Total Revenue (FTE)(1)	69.1%	42.8%	60.6%	62.0%	62.4%	61.5%

	25.7%	23.1%	24.4%	24.4%	23.6%	Effective Tax Rate (US GAAP)	26.1%	23.6%	22.7%	23.4%	24.8%	25.4%
	27.2%	24.5%	26.3%	27.3%	24.5%	Effective Tax Rate (FTE)(1)	27.9%	24.1%	23.5%	24.7%	25.6%	26.0%

						Capital Ratios:(2)
						Standardized Approach
	12.8%	11.9%	10.8%	11.4%	12.4%	Common Equity Tier 1 Capital	11.4%	12.6%	12.6%	12.4%	12.9%	12.2%
	13.9%	12.9%	11.8%	12.3%	13.3%	Tier 1 Capital	12.4%	13.6%	13.6%	13.3%	13.9%	13.1%
	15.6%	14.1%	13.9%	14.2%	15.1%	Total Capital	14.2%	15.5%	15.6%	15.1%	15.7%	14.8%
	7.6%	6.9%	7.1%	8.1%	8.1%	Tier 1 Leverage	7.8%	8.0%	8.1%	8.1%	8.0%	7.6%

						Advanced Approach
	13.4%	13.2%	11.5%	13.4%	14.5%	Common Equity Tier 1 Capital	13.5%	13.9%	14.0%	14.5%	15.3%	15.0%
	14.5%	14.3%	12.5%	14.5%	15.6%	Tier 1 Capital	14.6%	15.0%	15.1%	15.6%	16.5%	16.1%
	15.9%	15.3%	14.5%	16.5%	17.4%	Total Capital	16.5%	16.9%	17.0%	17.4%	18.3%	17.9%
	7.6%	6.9%	7.1%	8.1%	8.1%	Tier 1 Leverage	7.8%	8.0%	8.1%	8.1%	8.0%	7.6%
	8.6%	8.2%	7.9%	8.6%	8.9%	Supplementary Leverage (3)	8.8%	9.1%	9.2%	8.9%	9.1%	9.1%

						Per Share Information / Ratios:
	$2.80	$2.80	$2.90	$3.00	$3.00	Cash Dividends Declared Per Common Share	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75
	51%	39%	47%	59%	31%	Dividend Payout Ratio	78%	17%	34%	33%	39%	35%

	$93.14	$119.61	$88.49	$84.38	$102.50	Market Value Per Share (End of Period)	$88.92	$83.98	$90.03	$102.50	$98.65	$126.79
	17.1	16.8	14.4	16.6	10.5	Stock Price Multiple of Earnings	19.6	11.5	11.2	10.5	9.2	14.9
						(based on trailing 4 quarters of diluted EPS)

	$51.87	$53.58	$49.78	$53.69	$60.74	Book Value Per Common Share (End of Period)	$54.83	$58.38	$59.85	$60.74	$61.65	$62.65

(1)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(2)	Regulatory Capital and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
(3)	From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

SIX MONTHS		CHANGE (2)			SECOND QUARTER		CHANGE (2)
2025	2024	$	%		2025	2024	$	%
$1,363.7	$1,290.2	$73.5	6%	Asset Servicing Trust, Investment and Other Servicing Fees	$691.8	$650.6	$41.2	6%
1,081.2	1,018.8	62.4	6%	WM Trust, Investment and Other Servicing Fees	539.3	515.5	23.8	5%
2,444.9	2,309.0	135.9	6%	Total Fees	1,231.1	1,166.1	65.0	6%
109.3	115.4	(6.1)	(5)%	Foreign Exchange Trading Income	50.6	58.4	(7.8)	(13)%
19.3	18.3	1.0	5%	Treasury Management Fees	9.7	9.0	0.7	7%
78.7	72.2	6.5	9%	Security Commissions and Trading Income	39.6	34.3	5.3	16%
107.1	985.7	(878.6)	(89)%	Other Operating Income	56.4	924.7	(868.3)	(94)%
—	(189.3)	189.3	N/M	Investment Security Gains (Losses), net	—	0.1	(0.1)	N/M
2,759.3	3,311.3	(552.0)	(17)%	Total Noninterest Income	1,387.4	2,192.6	(805.2)	(37)%

4,364.0	4,966.3	(602.3)	(12)%	Interest Income (FTE)(1)	2,217.5	2,513.4	(295.9)	(12)%
3,175.1	3,901.1	(726.0)	(19)%	Interest Expense	1,602.3	1,983.6	(381.3)	(19)%
1,188.9	1,065.2	123.7	12%	Net Interest Income (FTE)(1)	615.2	529.8	85.4	16%

3,948.2	4,376.5	(428.3)	(10)%	Total Revenue (FTE)(1)	2,002.6	2,722.4	(719.8)	(26)%

17.5	(0.5)	18.0	N/M	Provision for Credit Losses	16.5	8.0	8.5	N/M

1,259.2	1,292.3	(33.1)	(3)%	Compensation	614.8	665.2	(50.4)	(8)%
227.4	201.3	26.1	13%	Employee Benefits	117.7	100.2	17.5	17%
492.2	490.2	2.0	—%	Outside Services	247.0	260.9	(13.9)	(5)%
574.6	530.2	44.4	8%	Equipment and Software	293.7	277.5	16.2	6%
105.9	108.9	(3.0)	(3)%	Occupancy	52.5	54.8	(2.3)	(4)%
174.9	275.7	(100.8)	(37)%	Other Operating Expense	90.9	175.3	(84.4)	(48)%
2,834.2	2,898.6	(64.4)	(2)%	Total Noninterest Expense	1,416.6	1,533.9	(117.3)	(8)%
1,096.5	1,478.4	(381.9)	(26)%	Income before Income Taxes (FTE)(1)	569.5	1,180.5	(611.0)	(52)%
272.9	353.4	(80.5)	(23)%	Provision for Income Taxes	143.5	277.5	(134.0)	(48)%
10.3	14.2	(3.9)	(27)%	Taxable Equivalent Adjustment	4.7	6.9	(2.2)	(31)%
283.2	367.6	(84.4)	(23)%	Total Taxes (FTE)(1)	148.2	284.4	(136.2)	(48)%
$813.3	$1,110.8	$(297.5)	(27)%	Net Income	$421.3	$896.1	$(474.8)	(53)%

$20.9	$20.9	$—	—%	Dividends on Preferred Stock	$4.7	$4.7	$—	—%
7.4	9.5	(2.1)	(22)%	Earnings Allocated to Participating Securities	3.8	7.1	(3.3)	(46)%
785.0	1,080.4	(295.4)	(27)%	Earnings Allocated to Common and Potential Common Shares	412.8	884.3	(471.5)	(53)%

$4.05	$5.30	$(1.25)	(24)%	Earnings Per Share - Basic	$2.14	$4.35	$(2.21)	(51)%
$4.03	$5.28	$(1.25)	(24)%	Earnings Per Share - Diluted	$2.13	$4.34	$(2.21)	(51)%

193,966	203,968	(10,002)	(5)%	Average Basic Shares (000s)	192,752	203,306	(10,554)	(5)%
194,742	204,437	(9,695)	(5)%	Average Diluted Shares (000s)	193,375	203,739	(10,364)	(5)%
191,233	201,638	(10,405)	(5)%	End of Period Shares Outstanding (000s)	191,233	201,638	(10,405)	(5)%

N/M - Not meaningful

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2024				2025
2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$2,321.6	$2,487.3	$2,496.3	$2,461.9	$2,632.8	Asset Servicing Trust, Investment and Other Servicing Fees	$639.6	$650.6	$667.1	$675.5	$671.9	$691.8
1,673.4	1,873.8	1,936.3	1,899.9	2,095.0	WM Trust, Investment and Other Servicing Fees	503.3	515.5	529.5	546.7	541.9	539.3
3,995.0	4,361.1	4,432.6	4,361.8	4,727.8	Total Fees	1,142.9	1,166.1	1,196.6	1,222.2	1,213.8	1,231.1
290.4	292.6	288.6	203.9	231.2	Foreign Exchange Trading Income	57.0	58.4	54.1	61.7	58.7	50.6
45.4	44.3	39.3	31.6	35.7	Treasury Management Fees	9.3	9.0	8.2	9.2	9.6	9.7
133.2	140.2	136.2	135.0	150.5	Security Commissions and Trading Income	37.9	34.3	35.5	42.8	39.1	39.6
194.0	243.9	191.3	228.7	1,157.4	Other Operating Income	61.0	924.7	111.8	59.9	50.7	56.4
(0.4)	(0.3)	(214.0)	(169.5)	(189.3)	Investment Security Gains (Losses), net	(189.4)	0.1	—	—	—	—
4,657.6	5,081.8	4,874.0	4,791.5	6,113.3	Total Noninterest Income	1,118.7	2,192.6	1,406.2	1,395.8	1,371.9	1,387.4
1,477.6	1,418.3	1,932.8	2,039.5	2,208.9	Net Interest Income (FTE)(1)	535.4	529.8	569.4	574.3	573.7	615.2
6,135.2	6,500.1	6,806.8	6,831.0	8,322.2	Total Revenue (FTE)(1)	1,654.1	2,722.4	1,975.6	1,970.1	1,945.6	2,002.6

125.0	(81.5)	12.0	24.5	(3.0)	Provision for (Release of) Credit Losses	(8.5)	8.0	8.0	(10.5)	1.0	16.5

1,947.1	2,011.0	2,248.0	2,321.8	2,471.1	Compensation	627.1	665.2	583.6	595.2	644.4	614.8
387.7	431.4	437.4	405.2	417.8	Employee Benefits	101.1	100.2	109.2	107.3	109.7	117.7
763.1	849.4	880.3	906.5	998.0	Outside Services	229.3	260.9	256.3	251.5	245.2	247.0
673.5	736.3	838.8	945.5	1,075.0	Equipment and Software	252.7	277.5	270.4	274.4	280.9	293.7
230.1	208.7	219.1	232.3	216.8	Occupancy	54.1	54.8	53.8	54.1	53.4	52.5
346.7	299.1	359.3	472.9	455.2	Other Operating Expense	100.4	175.3	86.1	93.4	84.0	90.9
4,348.2	4,535.9	4,982.9	5,284.2	5,633.9	Total Noninterest Expense	1,364.7	1,533.9	1,359.4	1,375.9	1,417.6	1,416.6
1,662.0	2,045.7	1,811.9	1,522.3	2,691.3	Income before Income Taxes (FTE)(1)	297.9	1,180.5	608.2	604.7	527.0	569.5
418.3	464.8	430.3	357.5	628.4	Provision for Income Taxes	75.9	277.5	136.2	138.8	129.4	143.5
34.4	35.6	45.6	57.5	31.8	Taxable Equivalent Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
452.7	500.4	475.9	415.0	660.2	Total Taxes (FTE)(1)	83.2	284.4	143.3	149.3	135.0	148.2
$1,209.3	$1,545.3	$1,336.0	$1,107.3	$2,031.1	Net Income	$214.7	$896.1	$464.9	$455.4	$392.0	$421.3
$5.48	$7.16	$6.16	$5.09	$9.80	Earnings Per Share - Basic	$0.96	$4.35	$2.23	$2.27	$1.91	$2.14
5.46	7.14	6.14	5.08	9.77	Earnings Per Share - Diluted	0.96	4.34	2.22	2.26	1.90	2.13
209,008	208,899	208,867	207,564	201,870	Average Diluted Shares (000s)	205,135	203,739	200,549	198,114	196,125	193,375
$56.2	$41.8	$41.8	$41.8	$41.8	Preferred Dividends(2)	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.

Northern Trust Corporation
Reporting Segment Results(1)
($ in Millions)

							2024				2025
	2020	2021	2022	2023	2024	Asset Servicing	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$1,586.1	$1,818.8	$1,700.1	$1,689.5	$1,792.6	Custody & Fund Administration	$436.7	$445.9	$453.1	$456.9	$453.3	$469.2
	511.1	443.5	555.1	528.1	595.2	Investment Management	140.0	145.7	152.6	156.9	152.5	157.3
	88.0	76.7	81.4	83.0	72.3	Securities Lending	17.9	16.5	17.5	20.4	17.9	20.2
	136.4	148.3	159.7	161.3	172.7	Other	45.0	42.5	43.9	41.3	48.2	45.1
	$2,321.6	$2,487.3	$2,496.3	$2,461.9	$2,632.8	Total Asset Servicing Trust, Investment and Other Servicing Fees	$639.6	$650.6	$667.1	$675.5	$671.9	$691.8

	$740.2	$905.1	$1,083.2	$871.0	$877.4	Income before Income Taxes (FTE)(2)	$219.3	$135.6	$258.4	$264.1	$235.4	$271.1
	21.5%	25.0%	26.7%	21.1%	20.1%	Profit Margin (pre-tax) (FTE)(2)	20.6%	12.9%	23.2%	23.4%	20.9%	23.2%

	$6,018.2	$5,663.4	$7,208.0	$7,372.6	$6,315.5	Average Loans	$6,909.5	$6,472.3	$5,615.8	$6,272.6	$5,749.3	$5,812.8
	84,691.0	101,588.5	96,085.5	81,742.1	86,691.3	Average Deposits	86,688.6	86,223.0	86,635.7	87,212.9	89,296.5	95,506.7

						Wealth Management
	$607.3	$698.7	$692.6	$673.8	$740.9	Central	$178.3	$180.7	$186.6	$195.3	$189.1	$189.2
	442.1	509.3	504.0	491.5	539.7	East	129.9	132.7	136.4	140.7	141.0	139.3
	337.7	380.2	382.1	378.0	418.9	West	99.9	103.3	105.7	110.0	108.0	106.3
	286.3	285.6	357.6	356.6	395.5	Global Family Office	95.2	98.8	100.8	100.7	103.8	104.5
	$1,673.4	$1,873.8	$1,936.3	$1,899.9	$2,095.0	Total Wealth Management Trust, Investment and Other Servicing Fees	$503.3	$515.5	$529.5	$546.7	$541.9	$539.3

	$1,022.9	$1,271.3	$1,153.8	$983.5	$1,213.1	Income before Income Taxes (FTE)(2)	$292.3	$262.7	$307.1	$351.0	$304.3	$309.6
	39.2%	45.5%	39.7%	34.1%	37.8%	Profit Margin (pre-tax) (FTE)(2)	37.5%	33.4%	38.0%	41.9%	37.1%	37.2%

	$27,480.6	$31,544.1	$33,822.6	$34,804.4	$34,601.2	Average Loans	$34,677.4	$34,562.3	$34,268.2	$34,897.3	$35,327.2	$35,345.2
	23,410.3	28,387.9	29,426.3	23,432.9	25,558.2	Average Deposits	25,568.0	26,236.4	25,179.3	25,256.6	25,289.6	25,291.0

						Other
	$(101.1)	$(130.7)	$(425.1)	$(332.2)	$600.8	Income before Income Taxes (FTE)(2)	$(213.7)	$782.2	$42.7	$(10.4)	$(12.7)	$(11.2)
	409.8	106.7	80.6	70.5	450.8	Average Deposits	106.0	882.2	745.7	70.3	1,333.0	1,580.1

(1)	Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.
(2)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent section on pages 11 and 12 for further detail.

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
				CHANGE (5)
Assets		6/30/2025	6/30/2024	$	%
	Federal Reserve and Other Central Bank Deposits	$52,265.5	$43,206.1	$9,059.4	21%
	Interest-Bearing Due from and Deposits with Banks(1)	6,800.9	5,558.9	1,242.0	22%
	Federal Funds Sold and Securities Purchased under Agreements to Resell	921.9	859.6	62.3	7%
	Debt Securities:
	Available For Sale	32,250.4	26,861.7	5,388.7	20%
	Held To Maturity	21,400.8	22,798.6	(1,397.8)	(6)%
	Total Debt Securities	53,651.2	49,660.3	3,990.9	8%
	Loans	43,323.4	42,135.2	1,188.2	3%
	Other Interest-Earning Assets(2)	2,522.6	3,025.2	(502.6)	(17)%
	Total Earning Assets	159,485.5	144,445.3	15,040.2	10%
	Allowance for Credit Losses	(188.5)	(179.5)	(9.0)	5%
	Cash and Due From Banks and Other Central Bank Deposits(3)	2,035.1	2,390.1	(355.0)	(15)%
	Buildings and Equipment	467.7	481.0	(13.3)	(3)%
	Goodwill	714.6	697.4	17.2	2%
	Other Assets	9,369.2	8,962.8	406.4	5%
	Total Assets	$171,883.6	$156,797.1	$15,086.5	10%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other	$27,965.1	$28,074.0	$(108.9)	—%
	Savings Certificates and Other Time	6,742.5	6,378.4	364.1	6%
	Non-U.S. Offices - Interest-Bearing	77,206.9	67,612.3	9,594.6	14%
	Total Interest-Bearing Deposits	111,914.5	102,064.7	9,849.8	10%
	Federal Funds Purchased	2,388.5	2,406.4	(17.9)	(1)%
	Securities Sold under Agreements to Repurchase	841.4	629.2	212.2	34%
	Other Borrowings(4)	6,532.9	6,823.7	(290.8)	(4)%
	Senior Notes	2,835.2	2,744.0	91.2	3%
	Long-Term Debt	4,089.8	4,073.0	16.8	—%
	Total Interest-Bearing Liabilities	128,602.3	118,741.0	9,861.3	8%
	Demand and Other Noninterest-Bearing Deposits	25,139.2	20,926.2	4,213.0	20%
	Other Liabilities	5,275.6	4,474.1	801.5	18%
	Total Liabilities	159,017.1	144,141.3	14,875.8	10%
	Common Equity, excluding Accumulated Other Comprehensive Income	12,680.8	12,635.9	44.9	—%
	Accumulated Other Comprehensive Income (Loss)	(699.2)	(865.0)	165.8	(19)%
	Preferred Equity	884.9	884.9	—	—%
	Total Stockholders' Equity	12,866.5	12,655.8	210.7	2%
	Total Liabilities and Stockholders' Equity	$171,883.6	$156,797.1	$15,086.5	10%

(1)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(2)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.
(5)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2024				2025
	2020	2021	2022	2023	2024	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$27,904.2	$39,028.2	$36,248.8	$31,205.4	$35,179.9	Federal Reserve and Other Central Bank Deposits	$35,897.3	$35,924.1	$36,067.3	$32,847.0	$37,161.0	$43,655.3
	5,400.8	5,779.7	4,192.5	4,333.9	4,800.8	Interest-Bearing Due from and Deposits with Banks(2)	4,418.0	4,999.7	4,828.1	4,955.3	4,877.6	5,321.5
	1,255.4	1,067.5	1,076.7	957.0	727.9	Federal Funds Sold and Securities Purchased under Agreements to Resell	518.4	732.2	977.4	681.3	394.5	713.2
						Debt Securities:
	40,642.7	38,986.9	32,060.2	24,356.6	26,871.9	Available For Sale	24,049.6	26,591.4	27,462.6	29,350.4	30,168.3	31,415.0
	14,353.3	20,617.0	22,970.0	25,511.9	23,230.7	Held To Maturity	24,498.9	23,373.8	22,834.0	22,231.6	21,821.9	20,895.9
	1.1	0.6	12.1	0.5	—	Trading Account	—	—	—	—	—	—
	54,997.1	59,604.5	55,042.3	49,869.0	50,102.6	Total Debt Securities	48,548.5	49,965.2	50,296.6	51,582.0	51,990.2	52,310.9
	33,498.8	37,207.5	41,030.6	42,177.0	40,916.7	Loans and Leases	41,586.9	41,034.6	39,884.0	41,169.9	41,076.5	41,158.0
	1,076.6	1,185.6	1,248.1	2,259.0	2,688.4	Other Interest-Earning Assets(3)	2,847.7	2,745.3	2,714.4	2,448.5	2,508.1	2,663.1
	124,132.9	143,873.0	138,839.0	130,801.3	134,416.3	Total Earning Assets	133,816.8	135,401.1	134,767.8	133,684.0	138,007.9	145,822.0
	(178.0)	(173.0)	(154.1)	(172.8)	(185.2)	Allowance for Credit Losses	(191.8)	(175.8)	(180.5)	(192.9)	(175.6)	(174.9)
	2,603.0	2,285.9	2,069.5	1,771.6	1,698.8	Cash and Due From Banks and Other Central Bank Deposits(4)	1,799.5	1,802.0	1,742.3	1,453.4	1,041.2	1,069.8
	509.3	502.7	488.7	484.8	488.0	Buildings and Equipment	498.2	485.8	482.2	485.8	484.8	479.3
	695.4	707.3	692.2	696.2	699.8	Goodwill	699.4	697.1	702.9	699.7	696.4	709.1
	9,048.5	9,167.3	10,616.6	9,068.1	9,515.8	Other Assets	8,496.2	9,791.0	9,328.2	10,440.2	10,207.4	9,813.9
	$136,811.1	$156,363.2	$152,551.9	$142,649.2	$146,633.5	Total Assets	$145,118.3	$148,001.2	$146,842.9	$146,570.2	$150,262.1	$157,719.2

						Liabilities and Stockholders' Equity
	$23,396.4	$28,339.0	$30,205.0	$24,172.4	$26,236.3	Savings, Money Market and Other	$27,349.0	$27,554.9	$25,233.0	$24,834.8	$27,720.5	$28,797.4
	1,266.4	887.2	1,059.7	3,341.2	5,856.9	Savings Certificates and Other Time	4,554.3	6,027.4	6,639.6	6,193.9	6,874.0	6,652.0
	60,486.3	69,713.4	65,031.3	60,008.6	63,854.7	Non-U.S. Offices - Interest-Bearing	63,752.8	63,216.3	64,347.2	64,094.5	64,454.3	70,158.0
	85,149.1	98,939.6	96,296.0	87,522.2	95,947.9	Total Interest-Bearing Deposits	95,656.1	96,798.6	96,219.8	95,123.2	99,048.8	105,607.4
	980.9	190.6	1,407.8	5,144.3	2,616.4	Federal Funds Purchased	2,650.1	3,010.7	2,320.9	2,488.8	2,393.6	2,469.0
	218.3	232.0	433.6	401.5	518.5	Securities Sold under Agreements to Repurchase	490.1	574.6	504.3	505.4	442.4	584.6
	6,401.1	5,049.8	5,463.5	10,339.5	6,980.3	Other Borrowings(5)	6,852.1	7,053.5	7,085.9	6,928.9	7,024.4	7,008.2
	3,233.8	2,856.4	2,756.0	2,734.0	2,764.0	Senior Notes	2,748.7	2,728.7	2,795.6	2,782.4	2,781.6	2,818.2
	1,189.2	1,166.1	1,258.9	2,586.0	4,073.2	Long-Term Debt	4,067.0	4,071.1	4,075.1	4,079.4	4,083.5	4,087.8
	277.7	218.4	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—
	97,450.1	108,652.9	107,615.8	108,727.5	112,900.3	Total Interest-Bearing Liabilities	112,464.1	114,237.2	113,001.6	111,908.1	115,774.3	122,575.2
	23,362.0	31,143.5	29,296.4	17,723.3	16,752.4	Demand and Other Noninterest-Bearing Deposits	16,706.5	16,543.0	16,340.9	17,416.6	16,870.3	16,770.4
	4,806.4	4,869.8	4,558.3	4,701.6	4,681.0	Other Liabilities	4,164.0	4,862.2	5,026.3	4,668.0	5,013.5	5,761.5
	125,618.0	144,666.2	141,471.0	131,152.4	134,333.7	Total Liabilities	133,334.6	135,642.4	134,368.8	133,992.7	137,658.1	145,107.1
	10,058.2	10,629.6	11,512.3	11,964.6	12,287.4	Common Equity, excluding Accumulated Other Comprehensive Income	11,873.4	12,375.7	12,421.8	12,475.2	12,527.2	12,500.4
	248.5	182.5	(1,315.8)	(1,352.7)	(872.5)	Accumulated Other Comprehensive Income (Loss)	(974.6)	(901.8)	(832.6)	(782.6)	(808.1)	(773.2)
	885.9	884.9	884.9	884.9	884.9	Preferred Equity	884.9	884.9	884.9	884.9	884.9	884.9
	11,193.0	11,697.0	11,081.4	11,496.8	12,299.8	Total Stockholders' Equity	11,783.7	12,358.8	12,474.1	12,577.5	12,604.0	12,612.1
	$136,811.0	$156,363.2	$152,551.9	$142,649.2	$146,633.5	Total Liabilities and Stockholders' Equity	$145,118.3	$148,001.2	$146,842.9	$146,570.2	$150,262.1	$157,719.2

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2024				2025
	2020	2021	2022	2023	2024	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	20.4%	25.0%	23.8%	21.9%	24.0%	Federal Reserve and Other Central Bank Deposits	24.7%	24.3%	24.6%	22.4%	24.7%	27.7%
	3.9	3.7	2.7	3.0	3.3	Interest-Bearing Due from and Deposits with Banks(2)	3.0	3.4	3.3	3.4	3.2	3.4
	0.9	0.7	0.7	0.7	0.5	Federal Funds Sold and Securities Purchased under Agreements to Resell	0.4	0.5	0.7	0.5	0.3	0.5
						Debt Securities:
	29.7	24.9	21.0	17.1	18.3	Available For Sale	16.6	18.0	18.7	20.0	20.1	19.9
	10.5	13.2	15.1	17.9	15.8	Held To Maturity	16.9	15.8	15.5	15.2	14.5	13.2
	40.2	38.1	36.1	35.0	34.2	Total Debt Securities	33.5	33.8	34.3	35.2	34.6	33.2
	24.5	23.8	26.9	29.6	27.9	Loans and Leases	28.7	27.7	27.2	28.1	27.3	26.1
	0.8	0.8	0.8	1.6	1.8	Other Interest-Earning Assets(3)	2.0	1.9	1.8	1.7	1.7	1.7
	90.7	92.0	91.0	91.7	91.7	Total Earning Assets	92.2	91.5	91.8	91.2	91.8	92.5
	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	1.9	1.5	1.4	1.2	1.2	Cash and Due From Banks and Other Central Bank Deposits(4)	1.2	1.2	1.2	1.0	0.7	0.7
	0.4	0.3	0.3	0.3	0.3	Buildings and Equipment	0.3	0.3	0.3	0.3	0.3	0.3
	0.5	0.5	0.5	0.5	0.5	Goodwill	0.5	0.5	0.5	0.5	0.5	0.4
	6.6	5.9	7.0	6.4	6.5	Other Assets	5.9	6.6	6.4	7.1	6.8	6.2
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Stockholders' Equity
	17.1%	18.1%	19.8%	16.9%	17.9%	Savings, Money Market and Other	18.8%	18.6%	17.2%	16.9%	18.4%	18.3%
	0.9	0.6	0.7	2.3	4.0	Savings Certificates and Other Time	3.1	4.1	4.5	4.2	4.6	4.2
	44.2	44.6	42.6	42.1	43.5	Non-U.S. Offices - Interest-Bearing	43.9	42.7	43.8	43.7	42.9	44.5
	62.2	63.3	63.1	61.4	65.4	Total Interest-Bearing Deposits	65.9	65.4	65.5	64.9	65.9	67.0
	0.7	0.1	0.9	3.6	1.8	Federal Funds Purchased	1.8	2.0	1.6	1.7	1.6	1.6
	0.2	0.1	0.3	0.3	0.4	Securities Sold under Agreements to Repurchase	0.3	0.4	0.3	0.3	0.3	0.4
	4.7	3.2	3.6	7.2	4.8	Other Borrowings(5)	4.7	4.8	4.8	4.7	4.7	4.4
	2.4	1.8	1.8	1.9	1.9	Senior Notes	1.9	1.8	1.9	1.9	1.9	1.8
	0.9	0.7	0.8	1.8	2.8	Long-Term Debt	2.8	2.8	2.8	2.8	2.7	2.6
	0.2	0.1	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—
	71.2	69.5	70.5	76.2	77.0	Total Interest-Bearing Liabilities	77.5	77.2	77.0	76.4	77.0	77.7
	17.1	19.9	19.2	12.4	11.4	Demand and Other Noninterest-Bearing Deposits	11.5	11.2	11.1	11.9	11.2	10.6
	3.5	3.1	3.0	3.3	3.2	Other Liabilities	2.9	3.3	3.4	3.2	3.3	3.7
	91.8	92.5	92.7	91.9	91.6	Total Liabilities	91.9	91.6	91.5	91.4	91.6	92.0
	7.4	6.8	7.5	8.4	8.4	Common Equity, excluding Accumulated Other Comprehensive Income	8.2	8.4	8.5	8.5	8.3	7.9
	0.1	0.1	(0.8)	(0.9)	(0.6)	Accumulated Other Comprehensive Income (Loss)	(0.7)	(0.6)	(0.6)	(0.5)	(0.5)	(0.5)
	0.6	0.6	0.6	0.6	0.6	Preferred Equity	0.6	0.6	0.6	0.6	0.6	0.6
	8.2	7.5	7.3	8.1	8.4	Total Stockholders' Equity	8.1	8.4	8.5	8.6	8.4	8.0
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2024				2025
	2020	2021	2022	2023	2024	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.10%	0.03%	1.30%	4.69%	4.93%	Federal Reserve and Other Central Bank Deposits	5.15%	5.12%	4.98%	4.44%	4.15%	4.01%
	0.41	0.16	1.11	3.00	2.55	Interest-Bearing Due from and Deposits with Banks(2)	3.15	2.53	2.35	2.26	1.95	1.64
	0.32	0.33	9.65	165.68	458.90	Federal Funds Sold and Securities Purchased under Agreements to Resell(3)	639.29	474.27	362.57	444.99	705.95	389.92
						Debt Securities:
	1.77	1.28	1.91	4.35	5.37	Available for Sale	5.41	5.52	5.50	5.09	4.73	4.69
	0.59	0.80	1.26	1.87	1.94	Held to Maturity	2.02	1.95	1.88	1.89	1.94	1.85
	3.27	1.59	3.84	13.50	—	Trading Account	—	—	—	—	—	—
	1.46	1.11	1.64	3.08	3.78	Total Debt Securities	3.70	3.85	3.86	3.71	3.56	3.56
	2.32	1.92	3.28	6.06	6.28	Loans and Leases	6.34	6.38	6.45	5.97	5.68	5.62
	3.63	3.43	4.03	4.87	4.85	Other Interest-Earning Assets(4)	4.51	4.68	4.71	5.57	3.88	3.81
	1.35%	1.00%	2.11%	5.64%	7.29%	Total Earning Assets	7.37%	7.47%	7.49%	6.82%	6.31%	6.10%

						Interest-Bearing Funds
	0.20%	0.05%	0.74%	2.85%	3.66%	Savings, Money Market and Other	3.72%	3.75%	3.76%	3.39%	3.11%	3.10%
	1.30	0.55	1.68	4.54	5.11	Savings Certificates and Other Time	5.19	5.23	5.19	4.84	4.48	4.31
	(0.03)	(0.11)	0.56	3.07	3.38	Non-U.S. Offices - Interest-Bearing	3.59	3.58	3.39	2.95	2.60	2.45
	0.06	(0.06)	0.63	3.07	3.56	Total Interest-Bearing Deposits	3.71	3.73	3.61	3.19	2.87	2.74
	0.22	(0.19)	2.43	4.99	4.94	Federal Funds Purchased	5.11	5.16	5.07	4.38	4.00	3.97
	0.47	0.07	20.94	383.84	632.65	Securities Sold under Agreements to Repurchase(3)	667.86	596.00	686.17	586.70	617.15	467.05
	0.71	0.28	2.31	5.25	5.20	Other Borrowings(5)	5.20	5.43	5.32	4.82	4.60	4.60
	2.24	1.69	3.36	6.22	6.28	Senior Notes	6.45	6.50	6.30	5.88	5.65	5.55
	2.24	1.81	3.49	5.69	5.49	Long-Term Debt	5.50	5.50	5.47	5.47	5.52	5.48
	1.52	0.78	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—
	0.21%	0.02%	0.92%	4.91%	6.72%	Total Interest-Bearing Liabilities	6.86%	6.98%	6.93%	6.10%	5.51%	5.24%

	1.14%	0.98%	1.19%	0.73%	0.57%	Net Interest Spread	0.51%	0.49%	0.56%	0.72%	0.80%	0.86%

	1.19%	0.99%	1.39%	1.56%	1.64%	Net Interest Margin	1.61%	1.57%	1.68%	1.71%	1.69%	1.69%

(1)	Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)	Includes the impact of balance sheet netting under master netting arrangements of approximately $62.0 billion for the three months ended June 30, 2025. Excluding the impact of netting, the average interest rate on Federal Funds Sold and Securities Purchased under Agreements to Resell would be approximately 4.43% for the three months ended June 30, 2025. Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 4.36% for the three months ended June 30, 2025. See previous filings for impact of netting on prior periods.
(4)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

							2024				2025
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	$124.4	$259.9	$184.7	$200.9	$220.4	Beginning Allowance for Credit Losses	$220.4	$201.5	$209.6	$220.0	$206.1	$207.3

	13.7	—	—	—	—	Cumulative Effect Adjustment(1)	—	—	—	—	—	—

	125.0	(81.5)	12.0	24.5	(3.0)	Provision for (Release of) Credit Losses	(8.5)	8.0	8.0	(10.5)	1.0	16.5

						(Charge-offs) Recoveries
	(9.7)	(0.7)	(6.0)	(8.7)	(15.5)	Charge-offs	(11.1)	(0.3)	—	(4.1)	(0.3)	(0.1)
	6.5	7.0	10.2	3.7	4.2	Recoveries	0.7	0.4	2.4	0.7	0.5	0.4
	(3.2)	6.3	4.2	(5.0)	(11.3)	Net (Charge-offs) Recoveries	(10.4)	0.1	2.4	(3.4)	0.2	0.3
	$259.9	$184.7	$200.9	$220.4	$206.1	Ending Allowance for Credit Losses	$201.5	$209.6	$220.0	$206.1	$207.3	$224.1

						Allowance for Credit Losses Assigned to:
	$190.7	$138.4	$144.3	$178.7	$168.0	Loans and Leases	$162.4	$167.7	$184.8	$168.0	$167.1	$180.5
	61.1	34.1	38.5	26.9	30.4	Undrawn Loan Commitments and Standby Letters of Credit	25.2	29.5	26.5	30.4	32.8	34.7
	8.1	12.2	18.1	14.8	7.7	Debt Securities and Other Financial Assets	13.9	12.4	8.7	7.7	7.4	8.9
	$259.9	$184.7	$200.9	$220.4	$206.1	Total Allowance for Credit Losses	$201.5	$209.6	$220.0	$206.1	$207.3	$224.1

	$33,499	$37,208	$41,031	$42,177	$40,917	Average Loans and Leases Outstanding	$41,587	$41,035	$39,884	$41,170	$41,077	$41,158

						Annualized Loan-Related Net (Charge-offs) Recoveries to
	(0.01)%	0.02%	0.01%	(0.01)%	(0.03)%	Average Loans and Leases	(0.10)%	—%	0.02%	(0.03)%	—%	—%

	$33,760	$40,481	$42,893	$47,617	$43,391	End of Period Loans and Leases Outstanding	$47,343	$42,135	$41,950	$43,391	$40,833	$43,323

						Allowance for Credit Losses Assigned to Loans
	0.56%	0.34%	0.34%	0.38%	0.39%	and Leases to Total Loans and Leases	0.34%	0.40%	0.44%	0.39%	0.41%	0.42%

						Nonaccrual Assets
	$131.7	$122.3	$45.9	$63.6	$56.0	Nonaccrual Loans and Leases	$37.0	$38.5	$39.3	$56.0	$73.1	$92.8
	0.7	3.0	—	1.5	—	Other Real Estate Owned (OREO)	—	—	—	—	—	—
	$132.4	$125.3	$45.9	$65.1	$56.0	Total Nonaccrual Assets	$37.0	$38.5	$39.3	$56.0	$73.1	$92.8

	0.39%	0.31%	0.11%	0.14%	0.13%	Nonaccrual Assets to Loans and Leases and OREO	0.08%	0.09%	0.09%	0.13%	0.18%	0.21%
						Loans and Leases Allowance to Nonaccrual
	1.4x	1.1x	3.1x	2.8x	3.0x	Loans and Leases	4.4x	4.4x	4.7x	3.0x	2.3x	1.9x

(1)	Upon the January 1, 2020 adoption of ASU 2016-13, Northern Trust increased the allowance for credit losses by $13.7 million, with a corresponding cumulative effect adjustment to decrease retained earnings $10.1 million, net of tax.

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2024				2025
2020	2021	2022	2023	2024	Assets Under Management	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,057.5	$1,191.0	$898.1	$1,032.0	$1,159.7	Asset Servicing	$1,080.1	$1,107.3	$1,177.9	$1,159.7	$1,160.9	$1,229.2
					Asset allocation:
551.7	626.6	485.0	563.9	644.6	Equities	602.5	613.7	650.0	644.6	625.8	666.7
120.1	132.6	107.1	116.2	127.2	Fixed Income Securities	116.3	125.8	131.0	127.2	130.2	131.9
198.8	236.2	157.7	184.5	211.7	Cash and Other Assets	198.2	207.2	220.9	211.7	214.2	225.2
186.9	195.6	148.3	167.4	176.2	Securities Lending Collateral	163.1	160.6	176.0	176.2	190.7	205.4

$347.8	$416.1	$351.4	$402.5	$450.7	Wealth Management	$420.6	$419.4	$443.9	$450.7	$446.9	$468.5
					Asset allocation:
182.0	229.9	186.3	221.6	258.5	Equities	238.6	243.2	258.8	258.5	254.2	276.9
84.7	83.5	79.4	87.2	90.3	Fixed Income Securities	87.2	85.8	88.7	90.3	91.2	91.6
81.1	102.7	85.7	93.7	101.6	Cash and Other Assets	94.7	90.3	96.3	101.6	101.1	99.4
—	—	—	—	0.3	Securities Lending Collateral	0.1	0.1	0.1	0.3	0.4	0.6
$1,405.3	$1,607.1	$1,249.5	$1,434.5	$1,610.4	Total Assets Under Management	$1,500.7	$1,526.7	$1,621.8	$1,610.4	$1,607.8	$1,697.7
					Asset allocation:
$733.7	$856.5	$671.3	$785.5	$903.1	Equities	$841.1	$856.9	$908.8	$903.1	$880.0	$943.6
204.8	216.1	186.5	203.4	217.5	Fixed Income Securities	203.5	211.6	219.7	217.5	221.4	223.5
279.9	338.9	243.4	278.2	313.3	Cash and Other Assets	292.9	297.5	317.2	313.3	315.3	324.6
186.9	195.6	148.3	167.4	176.5	Securities Lending Collateral	163.2	160.7	176.1	176.5	191.1	206.0

					Assets Under Custody / Administration
$13,653.1	$15,183.2	$12,705.5	$14,362.6	$15,640.1	Asset Servicing	$15,385.4	$15,470.8	$16,278.0	$15,640.1	$15,804.7	$16,864.9
879.4	1,065.6	898.5	1,042.3	1,147.9	Wealth Management	1,087.1	1,096.6	1,145.0	1,147.9	1,119.3	1,203.4
$14,532.5	$16,248.8	$13,604.0	$15,404.9	$16,788.0	Total Assets Under Custody / Administration	$16,472.5	$16,567.4	$17,423.0	$16,788.0	$16,924.0	$18,068.3
					Assets Under Custody
$10,387.7	$11,554.8	$9,712.3	$10,882.0	$12,214.0	Asset Servicing	$11,723.1	$11,955.5	$12,662.1	$12,214.0	$12,163.6	$13,056.5
					Asset allocation:
4,751.0	5,404.3	4,312.8	5,028.9	5,938.6	Equities	5,511.4	5,711.7	6,098.1	5,938.6	5,832.8	6,420.1
3,742.6	3,997.5	3,252.1	3,600.4	3,742.1	Fixed Income Securities	3,665.8	3,662.0	3,887.3	3,742.1	3,868.6	4,053.4
1,707.2	1,957.4	1,999.1	2,085.3	2,357.1	Cash and Other Assets	2,382.8	2,421.2	2,500.7	2,357.1	2,271.5	2,377.6
186.9	195.6	148.3	167.4	176.2	Securities Lending Collateral	163.1	160.6	176.0	176.2	190.7	205.4

$875.1	$1,057.5	$892.3	$1,034.5	$1,135.2	Wealth Management	$1,081.0	$1,085.9	$1,132.7	$1,135.2	$1,105.9	$1,187.2
					Asset allocation:
542.9	644.8	497.9	623.6	700.4	Equities	661.1	669.3	701.4	700.4	669.0	736.7
128.3	142.1	134.0	136.7	142.8	Fixed Income Securities	138.4	139.2	144.4	142.8	147.1	149.6
203.9	270.6	260.4	274.2	291.7	Cash and Other Assets	281.4	277.3	286.8	291.7	289.4	300.3
—	—	—	—	0.3	Securities Lending Collateral	0.1	0.1	0.1	0.3	0.4	0.6
$11,262.8	$12,612.3	$10,604.6	$11,916.5	$13,349.2	Total Assets Under Custody	$12,804.1	$13,041.4	$13,794.8	$13,349.2	$13,269.5	$14,243.7
					Asset allocation:
$5,293.9	$6,049.1	$4,810.7	$5,652.5	$6,639.0	Equities	$6,172.5	$6,381.0	$6,799.5	$6,639.0	$6,501.8	$7,156.8
3,870.9	4,139.6	3,386.1	3,737.1	3,884.9	Fixed Income Securities	3,804.2	3,801.2	4,031.7	3,884.9	4,015.7	4,203.0
1,911.1	2,228.0	2,259.5	2,359.5	2,648.8	Cash and Other Assets	2,664.2	2,698.5	2,787.5	2,648.8	2,560.9	2,677.9
186.9	195.6	148.3	167.4	176.5	Securities Lending Collateral	163.2	160.7	176.1	176.5	191.1	206.0

					Memo
$114.0	$144.9	$119.9	$144.3	$170.2	WM Global Family Office AUM	$152.4	$152.7	$161.8	$170.2	$169.7	$176.1
600.7	742.6	614.9	728.0	802.4	WM Global Family Office AUC	762.1	768.1	798.0	802.4	779.2	836.7

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2024				2025
2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$1,643.5	$1,406.5	$2,877.7	$7,325.0	$9,762.3	Interest Income - GAAP	$2,445.6	$2,506.5	$2,530.2	$2,280.0	$2,140.9	$2,212.8
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
1,677.9	1,442.1	2,923.3	7,382.5	9,794.1	Interest Income (FTE) - Non-GAAP	2,452.9	2,513.4	2,537.3	2,290.5	2,146.5	2,217.5

1,443.2	1,382.7	1,887.2	1,982.0	2,177.1	Net Interest Income - GAAP	528.1	522.9	562.3	563.8	568.1	610.5
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
1,477.6	1,418.3	1,932.8	2,039.5	2,208.9	Net Interest Income (FTE) - Non-GAAP	535.4	529.8	569.4	574.3	573.7	615.2

6,100.8	6,464.5	6,761.2	6,773.5	8,290.4	Total Revenue - GAAP	1,646.8	2,715.5	1,968.5	1,959.6	1,940.0	1,997.9
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
6,135.2	6,500.1	6,806.8	6,831.0	8,322.2	Total Revenue (FTE) - Non-GAAP	1,654.1	2,722.4	1,975.6	1,970.1	1,945.6	2,002.6

1,627.6	2,010.1	1,766.3	1,464.8	2,659.5	Income before Income Taxes - GAAP	290.6	1,173.6	601.1	594.2	521.4	564.8
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
1,662.0	2,045.7	1,811.9	1,522.3	2,691.3	Income before Income Taxes (FTE) - Non-GAAP	297.9	1,180.5	608.2	604.7	527.0	569.5

418.3	464.8	430.3	357.5	628.4	Provision for Income Taxes - GAAP	75.9	277.5	136.2	138.8	129.4	143.5
34.4	35.6	45.6	57.5	31.8	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7
452.7	500.4	475.9	415.0	660.2	Provision for Income Taxes (FTE) - Non-GAAP	83.2	284.4	143.3	149.3	135.0	148.2

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2024				2025
	2020	2021	2022	2023	2024		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	26.7%	31.1%	26.1%	21.6%	32.1%	Profit Margin (pre-tax) - GAAP (1)	17.6%	43.2%	30.5%	30.3%	26.9%	28.3%
	27.1%	31.5%	26.6%	22.3%	32.3%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	18.0%	43.4%	30.8%	30.7%	27.1%	28.4%

	19.8%	23.9%	19.8%	16.3%	24.5%	Profit Margin (after-tax) - GAAP (2)	13.0%	33.0%	23.6%	23.2%	20.2%	21.1%
	19.7%	23.8%	19.6%	16.2%	24.4%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	13.0%	32.9%	23.5%	23.1%	20.1%	21.0%

	25.7%	23.1%	24.4%	24.4%	23.6%	Effective Tax Rate - GAAP (3)	26.1%	23.6%	22.7%	23.4%	24.8%	25.4%
	27.2%	24.5%	26.3%	27.3%	24.5%	Effective Tax Rate (FTE) - Non-GAAP (3)	27.9%	24.1%	23.5%	24.7%	25.6%	26.0%

	76.3%	78.6%	72.1%	70.7%	73.7%	Noninterest Income to Total Revenue - GAAP (4)	67.9%	80.7%	71.4%	71.2%	70.7%	69.4%
	75.9%	78.2%	71.6%	70.1%	73.5%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	67.6%	80.5%	71.2%	70.8%	70.5%	69.3%

	65.5%	67.5%	65.6%	64.4%	57.0%	Trust Fees to Total Revenue - GAAP (5)	69.4%	42.9%	60.8%	62.4%	62.6%	61.6%
	65.1%	67.1%	65.1%	63.9%	56.8%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	69.1%	42.8%	60.6%	62.0%	62.4%	61.5%

	1.11%	0.96%	1.15%	0.69%	0.54%	Net Interest Spread - GAAP (6)	0.49%	0.47%	0.54%	0.69%	0.78%	0.85%
	1.14%	0.98%	1.19%	0.73%	0.57%	Net Interest Spread (FTE) - Non-GAAP (6)	0.51%	0.49%	0.56%	0.72%	0.80%	0.86%

	1.16%	0.96%	1.36%	1.52%	1.62%	Net Interest Margin - GAAP (7)	1.59%	1.55%	1.66%	1.68%	1.67%	1.68%
	1.19%	0.99%	1.39%	1.56%	1.64%	Net Interest Margin (FTE) - Non-GAAP (7)	1.61%	1.57%	1.68%	1.71%	1.69%	1.69%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.